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                                                                EXHIBIT (h) (12)


                              AMENDED AND RESTATED
                                   SCHEDULE A
                                     TO THE
                            ADMINISTRATION AGREEMENT
                                 BY AND BETWEEN
                                 NORTHERN FUNDS
                                       AND
                         SUNSTONE FINANCIAL GROUP, INC.
                             DATED DECEMBER 21, 1998

Intending to be legally bound, the undersigned hereby amend and restate Schedule A to the aforesaid Agreement to include the following investment portfolios:

Growth Equity Fund
Income Equity Fund                           U.S. Government Money Market Fund
Small Cap Fund                               International Fixed Income Fund
Select Equity Fund                           California Municipal Money Market Fund
International Growth Equity Fund             Stock Index Fund
International Select Equity Fund             Florida Intermediate Tax-Exempt Fund
Technology Fund                              Arizona Tax-Exempt Fund
Municipal Money Market Fund                  California Intermediate Tax-Exempt Fund
U.S. Government Select Money Market Fund     California Tax-Exempt Fund
Fixed Income Fund                            Short-Intermediate U.S. Government Fund
U.S. Government Fund                         Small Cap Index Fund
Intermediate Tax-Exempt Fund                 Mid Cap Growth Fund
Tax-Exempt Fund                              High Yield Municipal Fund
Money Market Fund                            High Yield Fixed Income Fund

      All signatures need not appear on the same copy of this Amended and Restated Schedule A.

            NORTHERN FUNDS

            By: /s/ Silas S. Cathcart
                ----------------------------

            Title: President
                   -------------------------

            Date: December 21, 1998
                  --------------------------

            SUNSTONE FINANCIAL GROUP, INC.

            By: /s/ Miriam M. Allison
                ----------------------------

            Title: President
                   -------------------------

            Date: December 21, 1998
                  --------------------------